               -----------------------------------------------
                              1997 Annual Report
               -----------------------------------------------

             [LOGO OF MASSMUTUAL CORPORATE INVESTORS APPEARS HERE]

                                  MassMutual

                              Corporate Investors


                            [PICTURE APPEARS HERE]

--------------------------------------------------------------------------------
                            www.massmutual.com/mci
--------------------------------------------------------------------------------

MassMutual Corporate Investors

1295 State Street
Springfield, Massachusetts 01111
(413) 744-8480

Adviser

Massachusetts Mutual
Life insurance Company

Auditor

Coopers & Lybrand L.L.P.
Springfield, Massachusetts 01101

Custodian

The Chase Manhattan Bank, NA

Transfer Agent & Registrar

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

MCI
------
Listed
------
NYSE
------
Investment Objective and Policy

MassMutual Corporate Investors, a closed-end investment company, was offered to the public in September 1971 and its shares are listed on the New York Stock Exchange. The share price of Corporate Investors can be found in the financial section of most newspapers as "MasCp" under the New York Stock Exchange listings. The trading symbol is "MCI".

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The principal investments are long-term corporate debt obligations and occasionally preferred stocks purchased directly from issuers. These provide a fixed yield and potential capital gains through warrants, conversion rights, or other equity features which are a prerequisite to every private placement purchased.

Corporate Investors' current portfolio is characterized by broad industrial diversification. The entire portfolio is shown in the Schedule of Investments in the Financial Section of this Annual Report.

The Trust holds investments in a number of companies that are not publicly traded at this time. Capital gains may be realized on holdings of private companies through various methods, including directly negotiated sales, put options and initial public offerings of stock.

The Trust pays quarterly dividends and intends to distribute substantially all of its net income to shareholders each year. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Dividends are distributed in January, May, August, and November.

MassMutual Corporate Investors' Annual Meeting of Shareholders is scheduled to be held on April 24, 1998 at 2:00 p.m. in Springfield, Massachusetts. We cordially invite all shareholders to attend.

                       [LOGO OF MASSMUTUAL APPEARS HERE]

--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS                                             JANUARY 30, 1998
--------------------------------------------------------------------------------

We welcome this opportunity to provide you MassMutual Corporate investors' 1997 Annual Report.


1997 Highlights

We are pleased to report that Corporate Investors was the number one performing closed-end bond fund for the year 1997 as reported by Lipper Analytical Services. The Trust raised its quarterly dividend three times over the course of the year, declared a year-end extra dividend, declared a two-for-one stock split, closed seventeen new or add-on private placements, reported record-high net asset values, enjoyed a record-high stock market price, and established our website on the Internet.

                           [PHOTOGRAPH APPEARS HERE]

  (left to right) Stuart H. Reese, President and Gary E. Wendlandt, Chairman

Shareholders of record on December 31, 1997 participated in a two-for-one stock split of the Trust's shares bringing the stock market price near its original offering price of $25 in 1971. in fact, our split-adjusted market price at year-end was $25.75 per share -- an all-time high. The net asset value per share of the Trust increased throughout the year ending at $22.65 compared to $20.23 per share at the end of 1996. Due to the stock split, all share and per share information in this annual report has been restated to reflect the split.

We were able to increase our quarterly dividend three times throughout the year. In May, the Trustees increased the quarterly dividend to 35.5 cents per share from the previous distribution level of 35 cents per share. Then in July the quarterly dividend was raised to 36.5 cents per share, and in October it was raised again to the 37.5 cent-per-share level. In addition to the 37.5 cents per share declared in December, a 47.5 cent-per-share extra dividend was declared This all adds up to $1.94 1/2 per share distributed for 1997.

Portfolio Review

In keeping with our investment objective, we invest in a portfolio of securities providing a fixed yield, while at the same time, providing an opportunity for capital profits. Private placement investments, which are purchased directly from an issuer, are our primary investments. In that regard, private placement activity in the Trust remained strong. In total, the Trust closed seventeen new or add-on private placement investments during the year. This brought our private placement holdings to 76% of the portfolio, up from 72% at the end of 1996. During the fourth quarter, we invested in six private placements totaling approximately $10.2 million. The new investments are as follows: Adventure Entertainment Corporation, Beta Brands, Inc., Capitol Vial, Inc., Vitex Packaging. Inc., and two add-on investments in Trend Plastics, Inc. (A brief description of these companies is provided in the Schedule of Investments.) The fixed income components of these investments have a weighted average coupon of 14.9% and offer the potential of capital gains via their equity features.

The Trust participated heavily in the 144A market. For the year, the Trust purchased ninety-six issues for a total investment of $44.6 million. Many of the issues purchased throughout the year were either sold at a gain or converted into public securities. (Our current holdings are shown at the end of our Corporate Restricted Securities section of the Schedule of Investments.)

Even though interest rates declined during the year, we were able to increase the net earnings of the Trust and raise our quarterly dividend. Our net earnings went from $11,275,280, or $1.32 per share in 1996, to $12,659,328, or $1.49 per share in 1997. This was done without any compromise of our ability to generate capital gains. In fact, Corporate Investors had a record year for realized capital gains.

Despite the number of private placement investments that were purchased during the year, a number of names disappeared. However, we are very pleased that many of these investments left us significant capital gains, For the year, the Trust realized $18.4 million in capital gains from our traditional private placement investments. Some of the highlights are listed below.

      Issuer                          Gains ($000s)
      ------                          -------------
      Classic Sports, Inc.                1,862
      Compucom Systems                    2,245
      Exide Electronics Group, Inc.       2,875
      PanEnergy Corp.                     3,172
      Schwitzer, Inc.                     1,666
      Telex Communications, Inc.          5,900

In the public portfolio, which is where the Trust invests while looking for appropriate private placement investments, Corporate Investors was also very successful in generating capital gains in addition to providing investment income. For the year, the public portfolio realized $10.8 million in capital gains. In total, the Trust realized capital gains of over $29 million, $3.3 million of which were realized in the fourth quarter.


Performance

As mentioned previously, the Trust was ranked by Lipper Analytical Services as the number one performing closed-end bond fund, of 344 funds, for 1997. This performance is based on a 27.1% gain for the year as measured by the change in net assets, with dividends reinvested. The Trust also placed first in the ten-year, fifteen-year, twenty-year, and twenty-five-year time intervals. When measured against Lipper's General Bond Fund category, Corporate Investors ranked number one for the one-, two-, five-, ten-, twelve-, fifteen-, twenty-, and twenty-five-year time periods. Our one-year performance compares favorably to the S&P Industrial Stock Index, which was up 31.0% and the Lehman Government/ Corporate Index, which was up 9.8%. In terms of shareholders' realization, the one-year total return based on the change in the stock market price, assuming reinvestment of dividends, was 52.4%. All in all, a top notch year for investors in Corporate Investors no matter how you view it.

                     Accumulated Value of $100 Invested in
      MassMutual Corporate Investors vs. the Average of Stocks and Bonds
           (Based on earnings and changes in net assets value with
                          reinvestment of dividends)

                           [LINE GRAPH APPEARS HERE]

            Lehman Brothers
            Government/Corporate      S&P Industrial     MassMutual
Year        Bond Index                Stock Index        Corporate Investors

1/77                100                       100                100
1977                102.99                     91.77             115.65
1978                104.21                     98.87             123.51
1979                106.6                     117.56             139.9
1980                109.86                    157.58             152.92
1981                117.84                    146.78             176.72
1982                154.49                    178.14             212.41
1983                166.83                    219.3              254.93
1984                191.89                    228.69             290.64
1985                232.76                    298.83             369.61
1986                269.12                    354.71             493.84
1987                275.28                    385.78             515.77
1988                296.15                    447.51             568.37
1989                338.29                    579.34             619.13
1990                366.3                     574.19             621.73
1991                425.39                    751.09             735.32
1992                457.63                    793.98             862.97
1993                508.11                    865.84            1064.99
1994                490.27                    899               1090.13
1995                584.6                    1210.41            1458.15
1996                601.56                   1489.17            1683
1997                660.21                   1951.41            2139.77


More Positive News From The U.S.

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was tightened to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures. Without inflationary pressures, the Federal Reserve, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of the year, and interest rates consequently declined.


Against Uncertainty From Overseas

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of over-investment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty it has created added volatility to an already nervous stock market, precipitating a one day drop of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability of companies to raise prices on a global basis.


Strength Overcame Volatility in Stocks and Turned a Profitable Year for Bonds

Even though the U.S. stock market increased in volatility, it turned in impressive results for the third consecutive year. American corporations have invested in both the technology and the human resources they need to remain competitive and profitable in the global market. During 1997, gains in the market were driven both by corporate earnings and net flows of cash into equity mutual funds.

The bond market also advanced during 1997. After the Federal Reserve's March tightening, interest rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from the stock market volatility.

We expect the positive economic factors that determined 1997's market to outweigh Asian concerns as 1998 continues. We also expect another year of economic growth, but at less vigorous levels than what we've seen recently. In any event, recent volatility reminds us of the need to be paid for taking risk. All told, we should be well positioned to act on the opportunities the coming year presents.

Sincerely,

/s/ Stuart H. Reese
Stuart H. Reese
President

                           [PHOTOGRAPH APPEARS HERE]

(left to right) Robert E. Joyal, Senior Vice President, Stephen L. Kuhn, Vice President and Secretary, Clifford M. Noreen, Vice President, Hamline C. Wilson, Vice President and Chief Financial Officer, and Charles C. McCobb, Jr, Vice President

Tax Information

The following table summarizes, for income tax purposes, the cash distributions paid by MassMutual Corporate Investors for the calendar year 1997. (Note: All figures reflect the effect of a 2-for-1 stock split on January 20th 1998.)

------------------------------------------------------------------------------------------------------
1997 Dividend Payments  Net Investment Income   Short-term gains        Tax Effect
------------------------------------------------------------------------------------------------------
        $1.945               $1.4202                $0.5248             $1.945 represents income for
                                                                               tax purposes
------------------------------------------------------------------------------------------------------

The following table summarizes the tax effects of the retention of long-term capital gains for 1997. (Note: All figures reflect the effect of a 2-for-1 stock split on January 20th 1998.)

---------------------------------------------------------------------------------------------------------------------------
                                                Amount Per Share              Form 2439             Schedule D (individual)
---------------------------------------------------------------------------------------------------------------------------
1997 Gains Retained                                $2.89960                    Line la              Line 11, column (f)
---------------------------------------------------------------------------------------------------------------------------
Mid-term Gains Retained (28%)                      $0.19135                    Line lb              Line 11, column (g)
---------------------------------------------------------------------------------------------------------------------------
Long-term Gains Retained (200%)                    $2.70825
---------------------------------------------------------------------------------------------------------------------------
Taxes Paid                                         $1.01485                    Line 2               Tax credit*
---------------------------------------------------------------------------------------------------------------------------
Basis Adjustment                                   $1.88475                                         **
---------------------------------------------------------------------------------------------------------------------------

* If you are not subject to federal tax (e.g., a charitable organization, IRA, or Keogh Plan), you may be able to claim a refund by filing From 990-T.

**For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line la over Line 2).

------------------------------------------------------------------------------------------------------------------------
                                      Qualified for Dividend                             Interest Earned On
Annual Dividend                        Received Deduction                             U.S. Government Obligations
------------------------------------------------------------------------------------------------------------------------
Amount Per Share                     Percent        Amount Per Share                 Percent          Amount Per Share
------------------------------------------------------------------------------------------------------------------------
     $1.945                         3.8920%             $0.0757                      0.0000%              $0.0000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES               MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1997 and 1996



                                                       1997            1996
                                                    ------------    -----------
Assets:
Investments (Notes 2A, 2B and 5)
 (See Schedule of Investments)
Corporate restricted securities at fair value
 (Cost 1997 -- $158,654,961; 1996 -- $136,885,662) $170,405,030     $144,807,102
Corporate public securities at market value
 (Cost 1997 -- $48,736,671; 1996 -- $52,767,684)     52,900,054       56,802,684
Short-term securities at cost plus earned
 discount which approximates market value             2,781,452          819,835
                                                   ------------     ------------
                                                    226,086,536      202,429,621
Cash                                                     80,311           83,336
Interest and dividends receivable, net                3,570,389        3,016,401
Receivable for investments sold                         159,712          682,534
                                                   ------------     ------------
    Total assets                                   $229,896,948     $206,211,892
                                                   ============     ============


Liabilities:
Dividends payable                                  $  7,236,431     $  6,470,220
Payable for investments purchased                       150,000          348,125
Management fee payable (Note 3)                         723,219          646,010
Note payable (Note 4)                                20,000,000       20,000,000
Interest payable (Note 4)                               136,211          136,211
Accrued expenses                                        152,767          131,171
Accrued taxes (Note 2D)                               8,639,902        6,210,942
                                                   ------------     ------------
   Total liabilities                                 37,038,530       33,942,679
                                                   ------------     ------------


Net Assets:
Common shares, par value $1.00 per share;
 an unlimited number authorized (Note 7)              8,513,448        8,513,448
Additional paid-in capital                           94,333,993       94,333,993
Retained net realized gain on investments,
 prior years                                         57,447,543       45,912,935
Undistributed net investment income (Note 2D)           586,318           17,789
Undistributed net realized gain on investments       16,063,664       11,534,608
Net unrealized appreciation of investments
 (Notes 2A, 2B and 5)                                15,913,452       11,956,440
                                                   ------------     ------------

   Total net assets                                 192,858,418      172,269,213
                                                   ------------     ------------

   Total liabilities and net assets                $229,896,948     $206,211,892
                                                   ============     ============

Common shares issued and outstanding (Note 7)         8,513,448        8,513,448
                                                   ============     ============

Net asset value per share                          $      22.65     $      20.23
                                                   ============     ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996



                                                           1997         1996
                                                       -----------  -----------
Investment Income (Note 2B):
Interest                                               $16,289,353  $14,987,055
Dividends                                                  644,690      323,800
                                                       -----------  -----------
   Total income                                         16,934,043   15,310,855
                                                       -----------  -----------


Expenses:
Management fee (Note 3)                                  2,904,066    2,643,359
Trustees' fees and expenses                                113,199      103,647
Transfer Agent/Registrar's expenses                         79,706      101,901
Interest (Note 4)                                        1,066,000    1,066,000
Reports to shareholders                                     26,520       34,080
Audit and legal                                             58,551       57,291
Other                                                       26,673       29,297
                                                       -----------  -----------
   Total expenses                                        4,274,715    4,035,575
                                                       -----------  -----------

Net investment income (1997 -- $1.49 per share;
1996-- $1.32 per share)                                 12,659,328   11,275,280
                                                       -----------  -----------


Net realized and unrealized gain (loss)
on investments (Notes 2A and 2B):
Realized gain on investments                           29,171,424    21,660,569
Provision for federal income tax (Note 2D)             (8,639,902)   (6,210,942)
                                                     ------------  ------------
Net realized gain on investments                       20,531,522    15,449,627
Net change in unrealized appreciation/depreciation
of investments                                          3,957,012    (7,609,397)
                                                     ------------  ------------
   Net gain on investments                             24,488,534     7,840,230
                                                     ------------  ------------
Net increase in net assets resulting
from operations                                      $ 37,147,862  $ 19,115,510
                                                     ------------  ------------


                       See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS                           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996

                                                                                                     1997                 1996
                                                                                                -------------         -------------
Net increase (decrease) in cash:
Cash flows from operating activities:
Interest and dividends received                                                                 $  15,836,608         $  15,242,192
Interest expense paid                                                                              (1,066,000)           (1,066,000)

Operating expenses paid                                                                            (3,109,910)           (2,961,268)

Federal income tax paid                                                                            (6,210,942)           (1,984,882)
                                                                                                -------------         -------------
  Net cash provided by operating activities                                                         5,449,756             9,230,042
                                                                                                -------------         -------------

Cash flows from investing activities:
Change in short-term portfolio securities, net                                                     (1,823,335)            2,539,948
Purchase of portfolio securities                                                                 (138,042,427)         (128,592,743)

Proceeds from disposition of portfolio securities                                                 150,205,427           130,215,803
                                                                                                -------------         -------------
  Net cash provided by investing activities                                                        10,339,665             4,163,008
                                                                                                -------------         -------------
  Net cash provided by operating and investing activities                                          15,789,421            13,393,050
                                                                                                -------------         -------------

Cash flows from financing activities:
Cash dividends paid from net investment income                                                    (11,877,427)          (11,691,554)

Cash dividends paid from net realized gain on investments                                          (3,915,019)           (4,143,459)
                                                                                                -------------         -------------
  Net cash used for financing activities                                                          (15,792,446)          (15,835,013)
                                                                                                -------------         -------------
Net decrease in cash                                                                                   (3,025)           (2,441,963)

Cash -- beginning of year                                                                              83,336             2,525,299
                                                                                                -------------         -------------
Cash -- end of year                                                                             $      80,311         $      83,336
                                                                                                =============         =============

Reconciliation of net increase (decrease) in net assets to net cash from operating and investing activities:

Net increase in net assets resulting from operations                                            $  37,147,862         $  19,115,510
                                                                                                -------------         -------------
Increase in investments                                                                           (23,656,915)           (7,243,564)

(Increase) decrease in interest and dividends receivable, net                                        (553,988)              746,166
Decrease in receivable for investments sold                                                           522,822               507,952
Decrease in payable for investments purchased                                                        (198,125)           (3,967,380)

Increase in management fee payable                                                                     77,209                13,899
Increase (decrease) in accrued expenses                                                                21,596                (5,593)

Increase in accrued taxes                                                                           2,428,960             4,226,060
                                                                                                -------------         -------------
     Total adjustments to net assets from operations                                              (21,358,441)           (5,722,460)
                                                                                                -------------         -------------
     Net cash provided by operating and investing activities                                    $  15,789,421         $  13,393,050
                                                                                                =============         =============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996

                                                                                                       1997                1996
                                                                                                  -------------       -------------
Increase (decrease) in net assets:
Operations:
Net investment income                                                                             $  12,659,328       $  11,275,280

Net realized gain on investments                                                                     20,531,522          15,449,627

Net change in unrealized appreciation/depreciation of investments                                     3,957,012          (7,609,397)
                                                                                                  -------------       -------------

Net increase in net assets resulting from operations                                                 37,147,862          19,115,510


Dividends to shareholders from:
Net investment income (1997 -- $1.42 per share; 1996 -- $1.35 per share)                            (12,090,799)        (11,481,044)

Net realized gain on investments (1997 -- $.52 per share; 1996 -- $.46 per share)                    (4,467,858)         (3,928,297)
                                                                                                  -------------       -------------

 Total increase                                                                                      20,589,205           3,706,169

Net Assets, beginning of year                                                                       172,269,213         168,563,044
                                                                                                  -------------       -------------

Net Assets, end of year (including undistributed net investment income
in 1997 -- $586,318; 1996 -- $17,789)                                                             $ 192,858,418       $ 172,269,213
                                                                                                  =============       =============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED PER SHARE DATA                           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
Selected data for each common share outstanding for the years ended:

                                                                  For the years ended December 31,
                             ----------------------------------------------------------------------------------------------------
                                  1997       1996       1995       1994       1993       1992     1991     1990     1989     1988
                                  ----       ----       ----       ----       ----       ----     ----     ----     ----     ----
Net asset value:
 Beginning of year           $    20.23 $    19.80 $    16.47 $    17.47 $    15.38 $    14.37 $  13.37 $  14.74 $  15.15 $  15.58
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Net investment income              1.49       1.32       1.32       1.16       1.08       1.11     1.40     1.35     1.39     1.55
Net realized and
 unrealized gain (loss)
 on investments                    2.87        .92       3.88       (.76)      2.41       1.30     1.00    (1.32)    (.14)    (.07)
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Total from investment
 operations                        4.36       2.24       5.20        .40       3.49       2.41     2.40      .03     1.25     1.48
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Dividends from net
 investment income to
 common shareholders              (1.42)     (1.35)     (1.32)     (1.16)     (1.08)     (1.12)   (1.40)   (1.32)   (1.39)   (1.56)

Distributions from net
 realized gain on investments
 to common shareholders            (.52)      (.46)      (.55)      (.24)      (.32)      (.28) --          (.08)    (.27)    (.35)
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Total distributions               (1.94)     (1.81)     (1.87)     (1.40)     (1.40)     (1.40)   (1.40)   (1.40)   (1.66)   (1.91)
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Net asset value:
 End of year                 $    22.65 $    20.23 $    19.80 $    16.47 $    17.47 $    15.38 $  14.37 $  13.37 $  14.74 $  15.15
                             ---------- ---------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
Per share market value:
 End of year                 $    25.75 $    19.25 $    17.88 $    15.57 $    14.88 $    13.07 $  14.00 $  10.63 $  12.57 $  16.50
                             ========== ========== ========== ========== ========== ========== ======== ======== ======== ========
Total investment return:
 Market value                     52.43%     22.44%     29.19%     14.03%     24.84%      3.18%   45.83%   (4.15)  (14.54)   (2.92)%

 Net asset value                  27.14%     15.42%     33.76%      2.36%     23.41%     17.36%   18.27%     .42%    8.93%   10.20%

Net assets (in millions):
 End of year                 $   192.86 $   172.27 $   168.56 $   140.20 $   148.70 $   131.00 $ 122.30 $ 113.80 $ 125.40 $ 127.80

Ratio of operating
 expenses to average
 net assets                        1.69%      1.70%      1.78%      1.76%      1.63%      1.27%    1.44%    1.51%    1.33%    1.31%

Ratio of interest expense
 to average net assets              .56%       .61%       .67%       .72%      1.30%      1.42%    1.33%    1.39%    1.37%    1.12%

Ratio of total expenses
 to average net assets             2.25%      2.31%      2.45%      2.48%      2.93%      2.69%    2.77%    2.90%    2.70%    2.43%

Ratio of net investment
 income to average net assets      6.66%      6.44%      7.09%      6.75%      6.61%      7.44%    9.70%    9.33%    8.90%    9.87%

Portfolio turnover                66.23%     64.89%     66.90%     46.88%     76.01%     60.59%   45.96%   23.74%   20.00%   28.18%


All per share amounts have been restated after giving effect to the two-for-one split of the Trust's common shares authorized on December 19, 1997 effective January 20, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                          MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1997

                                                              Shares, Units,
                                                                Warrants or                   Fair Value                 Fair Value
                                                                 Principal   Acquisition    at Acquisition    Cost       at 12/31/97
Corporate Restricted Securities-- 75.75%: (A)                     Amount         Date             Date      (Note 2B)     (Note 2A)
                                                              -------------- -----------    --------------  ---------    -----------
AccTech, LLC
A designer and marketer of specialized cleaning products
Senior Floating Rate Revolving Credit Note                      $     505,080    10/31/96     $   505,080    $  505,080   $  464,875
 due 2002
 Senior Secured Series A Floating Rate Note                     $     737,333    10/31/96         726,281       737,333      697,812
 due 2002
 10.1% Senior Secured Series A Note due 2002                    $   1,106,000    10/31/96       1,077,686     1,106,000    1,061,208
 12% Senior Secured Series B Note due 2004                      $   1,098,000    10/31/96       1,155,206       999,622    1,108,650
 Membership Interests (B)                                              5 int.    10/31/96         264,080       228,524      247,575
 Warrant, exercisable until 2004, to purchase                          3 int.    10/31/96              --       109,800           --
 Membership Interests at $.01 per interest (B)
                                                                                               ----------    ----------   ----------
                                                                                                3,728,333     3,686,359    3,580,120
                                                                                               ----------    ----------   ----------

Adventure Entertainment Corporation
An owner and operator of themed family
entertainment centers.
 7% Redeemable Series B Preferred Stock                            1,667 shs.    10/31/97       1,600,288     1,641,995    1,619,335
 Warrant, exercisable until 2005, to purchase                      6,447 shs.    10/31/97              64        25,005           64
 Class A Common Stock at $.01 per share (B)
                                                                                               ----------    ----------   ----------
                                                                                                1,600,352     1,667,000    1,619,399
                                                                                               ----------    ----------   ----------
Ammirati & Puris, Inc.
An advertising agency that specializes
in representing a limited number of large and high
quality clients.
 14% Senior Secured Note due 1998                               $     583,334    11/23/93         571,434       583,334      617,400
                                                                                               ----------    ----------   ----------

Associated Vintage Group, Inc.
A provider of custom wine production services in
the United States.
 11% Senior Subordinated Note due 2005                          $   3,335,000     3/19/97       3,274,636     3,174,650    3,412,372
 Common Stock (B)                                                 31,350 shs.     3/19/97         123,750       165,000      123,738
 Warrant, exercisable until 2005, to purchase                     94,107 shs.     3/19/97          94,107       173,346       94,107
 common stock at $.01 per share (B)
                                                                                               ----------    ----------   ----------
                                                                                                3,492,493     3,512,996    3,630,217
                                                                                               ----------    ----------   ----------
Beta Brands, Inc.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
 Senior Secured Floating Rate Tranche A Note
 due 2004                                                       $   2,294,000    12/23/97       2,273,813     2,294,000    2,273,813
 14.75% Senior Secured Tranche B Note due 2005                  $     660,000    12/23/97         686,400       660,000      686,400
 Limited Partnership Interests of CM Equity                        8.112 int.    12/22/97         648,934       811,168      648,934
 Partners (B)
 Warrant, exercisable until 2005, to purchase                    214,419 shs.    12/23/97           2,144            --        2,144
 Limited Partnership Interests at $.81 per
 interest (B)                                                                                  ----------    ----------   ----------
                                                                                                3,611,291     3,765,168    3,611,291
                                                                                               ----------    ----------   ----------
BP Prudhoe Bay Royalty Trust -- N.Y.S.E.
A trust which shares in the production of petroleum
from the Alaskan North Slope.
 Beneficial Interests                                             26.180 uts.     2/28/89         654,500       387,529      420,529
                                                                                               ----------    ----------   ----------

Budget Group. The -- O.T.C.
An operator of Budget Rent-A-Car franchises, retail
used car sales facilities and van pool territories.
 7% Convertible Subordinated Note due                           $   2,000,000    12/18/96       1,798,440     2,000,000    3,420,800
 2003, convertible into common stock at                                                        ----------    ----------   ----------
 $20.16 per share

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - (Continued)
--------------------------------------------------------------------------------
December 31, 1997

                                                                Shares, Units,
                                                                 Warrants or                 Fair Value                  Fair Value
                                                                  Principal    Acquisition  at Acquisition    Cost       at 12/31/97
Corporate Restricted Securities: (A) (Continued)                   Amount         Date          Date         (Note 2B)    (Note 2A)
                                                                -------------- -----------  --------------   --------    -----------
C&K Manufacturing and Sales Company
A manufacturer and distributor of branded packaging
and supply products
 Senior Secured floating Rate Revolving                       $     651,700       8/29/96    $  651,700     $  651,700    $  325,850
 Credit Facility due 2002
 Senior Secured Series A floating Rate Term                   $   2,343,234       8/29/96     2,318,161      2,343,234     1,171,616
 Note due 2002
 12% Series B Term Note due 2004                              $     533,000       8/29/96       524,738        509,138       266,500
 Membership Interests (B)                                          266 int.       8/29/96       212,800        196,601        26,600
 Warrant, exercisable until 2004, to purchase 73                    16 int.       8/29/96             1         26,650             1
 Membership Interests at $.01 per interest (B)
                                                                                             ----------     ----------     ---------
                                                                                              3,707,400      3,727,323     1,790,567
                                                                                             ----------     ----------     ---------

Cains Foods, L.P.
A producer of mayonnaise, sauce and pickle products
for both the retail and food service markets
 Senior Secured floating Rate Revolving                       $     432,432       9/29/95       432,432        432,432       429,881
 Credit Note due 2000
 10% Senior Secured Term Note due 2004                        $   1,513,512       9/29/95     1,513,512      1,513,512     1,520,928
 11.5% Senior Subordinated Note due 2004                      $     945,945       9/29/95       895,706        905,431       958,621
 8% Junior Subordinated Convertible Note                      $     108,108       9/29/95       108,108        108,108       194,908
 due 2004, convertible into partnership points
 at $1,388.89 per point
 Warrant, exercisable until 2006, to purchase                       39 pts.       9/29/95        50,261         50,261        91,364
 partnership points at $.01 per point (B)                                                    ----------     ----------     ---------
                                                                                              3,000,019      3,009,744     3,195,702
                                                                                             ----------     ----------     ---------

Capitol Vial, Inc.
A producer of plastic vial containers
 19% Senior Subordinated Notes due 2004                       $   3,500,000    1  2/30/97     3,426,500      3,500,000     3,426,500
 Common Stock (B)                                                   66 shs.    1  2/30/97           263            328           263
                                                                                             ----------     ----------     ---------
                                                                                              3,426,763      3,500,328     3,426,763
                                                                                             ----------     ----------     ---------
Catalina Lighting, Inc. -- N.Y.S.E
A designer, importer and distributor of residential
and office lighting fixtures
 8% Convertible Subordinated Note due 2002,                   $   1,500,000       3/31/94     1,420,050      1,500,000     1,402,500
 convertible into common stock at $7.31 per share                                             ---------      ---------     ---------

Chaparral Resources, Inc. -- O.T.C
An international oil and gas exploration and
production company                                               9,838 shs.       12/3/97         6,395          6,395        22,136
 Common Stock (B)                                                                             ---------       ---------     --------


Coast Distribution System, The -- A.S.E
A wholesale distributor of recreational vehicle
and marine parts and accessories
 11.2% Senior Subordinated Secured Note                       $     233,400       6/26/89       240,845        233,400       196,850
 due 1999
 Common Stock (B)                                               77,779 shs.       6/27/85       401,340        413,766       230,927
                                                                                             ----------     ----------     ---------
                                                                                                642,185        647,166       427,777
                                                                                             ----------     ----------     ---------
Consumer Product Enterprises, Inc.
A manufacturer of colored acrylic felt for
consumer use
 Senior Secured floating Rate Revolving                       $     153,800       12/8/95       153,800        153,800       152,862
 Credit Notes due 2000
 10.75% Senior Secured Term Note due 2003                     $   1,214,205       12/8/95     1,226,772      1,214,205     1,217,969
 12% Senior Subordinated Note due 2005                        $     800,575       12/8/95       803,858        761,616       797,533
Common Stock (B)                                               184,560 shs.       12/8/95       138,420        184,560       138,420
Warrant, exercisable until 2005, to purchase                   138,420 shs.       12/8/95         1,384         50,853         1,384
common stock at $.01 per share (B)                                                           ----------     -----------    ---------
                                                                                              2,324,234      2,365,034     2,308,168
                                                                                             ----------     ----------     ---------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                          Shares, Units,
                                                           Warrants or                      Fair Value                   Fair Value
                                                            Principal      Acquisition    at Acquisition      Cost       at 12/31/97
Corporate Restricted Securities: (A) (Continued)             Amount           Date             Date         (Note 2B)     (Note 2A)
                                                          --------------   -----------    --------------    ----------   -----------

Control Devices, Inc. -- O.T.C.
A producer of high quality electromechanical circuit
protector devices and photo-optic sensors
 Common Stock (B)                                          232,266 shs.             *     $       34,989   $    26,242  $  3,530,448
                                                                                          --------------   -----------  ------------

D&K Healthcare Resources, Inc. -- O.T.C.
A wholesale pharmaceutical distribution company
 Common Stock (B)                                          265,489 shs.      12/29/87            875,000       875,000     2,112,300
                                                                                          --------------   -----------  ------------


Delta Beverage Group, Inc.
A Pepsi soft drink bottler
 Common Stock (B)                                              966 shs.        3/8/88            181,486     2,006,380       181,486
                                                                                          --------------   -----------  ------------


Diversco, Inc.
A contract provider of janitorial and equipment
maintenance services and temporary production labor
to industrial customers.
 Senior Floating Rate Term Note due 2002                   $     425,859     10/24/96            423,262       425,859       423,900

 10.16% Senior Term Note due 2002                          $   1,277,578     10/24/96          1,279,110     1,277,578     1,306,196

 12% Senior Subordinated Note due 2003                     $   1,249,000     10/24/96          1,277,852     1,119,238     1,326,563

 Membership Interests (B)                                      2,992 int.    10/24/96            224,393       299,190       224,392

 Warrant, exercisable to 2003, to purchase                     1,791 int.    10/24/96                 18       147,609            18
 Membership Interests at $.0l per interest (B)                                            --------------   -----------  ------------
                                                                                               3,204,635     3,269,474     3,281,069
                                                                                          --------------   -----------  ------------


Eagle Pacific Industries, Inc. -- O.T.C.
An extruder of small and medium diameter plastic
pipe and tubing in the United States.
 8% Redeemable Convertible Preferred Stock,                    3,300 shs.      5/9/97          3,286,140     3,300,000     3,454,440
 convertible into common stock at $4.26 per share                                         --------------   -----------  ------------


Fleming Acquisition Corporation
A supplier of high-quality, premium printed labels for
distilled spirits, wine, food and household products.
 Common Stock (B)                                                545 shs.     4/28/95          1,231,111       272,500        20,511

 Warrant, exercisable until 2005, to purchase                    380 shs.     4/28/95             98,235       170,455        14,289
 common stock at $.01 per share (B)
 Incentive Warrant, exercisable from 1998                         19 shs.     4/28/95              3,339         2,273           722
 until 2000, to purchase common stock at $.01                                             --------------   -----------  ------------
 per share (B)                                                                                 1,332,685       445,228        35,522
                                                                                          --------------   -----------  ------------


Golden Bear Acquisition Corporation
A manufacturer of asphalt and specialty lubricating
and processing oils.
 17% Senior Subordinated Note due 2005                     $   3,111,000      7/18/97          3,140,866     3,043,306     3,191,264

 12% Preferred Stock                                             311 shs.     7/18/97            314,907       311,111       321,999

 Common Stock (B)                                             14,000 shs.     7/18/97             58,380        77,840        58,380

 Warrant, exercisable until 2005, to purchase                 23,333 shs.     7/18/97                233        69,999           233
 common stock at $.00l per share (B)
 Warrant, exercisable until 2010, to purchase                 17,111 shs.     7/18/97                171            --           171
 common stock at $.001 per share (B)                                                      --------------   -----------  ------------
                                                                                               3,514,557     3,502,256     3,572,047
                                                                                          --------------   -----------  ------------

Hardy Oil & Gas PLC - L.S.E
Engages in exploration and development of oil and
gas reserves.
 8.46% Guaranteed Senior Note due 2004                     $   3,000,000      1/11/95          2,904,300     3,000,000     3,120,900

 Warrant, exercisable until 2005, to purchase                273,083 shs.     1/11/95             27,015          --         344,085
 common stock at(pound)1.84 per share (B)                                                 --------------   -----------  ------------
                                                                                               2,931,315     3,000,000     3,464,985
                                                                                          --------------   -----------  ------------

*7/29/94 and 10/8/96.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                          Shares, Units,
                                                           Warrants or                      Fair Value                   Fair Value
                                                            Principal      Acquisition    at Acquisition      Cost       at 12/31/97
Corporate Restricted Securities: (A) (Continued)             Amount           Date             Date         (Note 2B)     (Note 2A)
                                                          --------------   -----------    --------------    ----------   -----------
Hartzell Manufacturing, Inc.
A provider of contract engineering, manufacturing,
and assembly services for a variety of industrial
manufacturing companies.
 12.5% Senior Subordinated note due 2005                  $  2,626,300        4/18/97     $    2,659,129   $ 2,328,421   $ 2,749,736
 Common Stock (B)                                          70,968 shs.        4/18/97            601,074       801,438       601,096
 Warrant, exercisable until 2005, to purchase              33,379 shs.        4/18/97              3,338       315,156         3,338
 common stock at $.0l per share (B)                                                       --------------   -----------  ------------
                                                                                               3,263,541     3,445,015     3,354,170
                                                                                          --------------   -----------  ------------

Hein-Werner Corp. -- A.S.E.
A manufacturer of automotive service and collision
repair equipment and hydraulic cylinders.
 Warrant, exercisable until 1999, to purchase              59,713 shs.         9/3/96                 --            --        49,323
 common stock at $6.28 per share (B)                                                      --------------   -----------  ------------

Highland Homes Holdings, Inc.
A single family home builder operating in the
Dallas-Fort Worth and Atlanta areas.
 12.75% Senior Note due 1999                              $  1,500,000       11/18/93          1,485,150     1,479,549     1,570,800
Warrant, exercisable until 2001, to purchase                   10 shs.       11/18/93                  1        20,451        36,193
common stock at $17,897.31 per share (B)                                                  --------------   -----------  ------------
                                                                                               1,485,151     1,500,000     1,606,993
                                                                                          --------------   -----------  ------------
Hudson River Capital LLC
Acquires controlling or substantial interests in
manufacturing and marketing entities.
 Series A Preferred Units (B)                              88,730 uts.        7/21/94            787,305       887,304       842,935
                                                                                          --------------   -----------  ------------

Hussey Seating Company
A manufacturer of spectator seating products.
 Senior Secured Floating Rate Revolving                   $    405,000        6/12/96            401,031       405,000       405,000
 Note due 2003
 Senior Secured Floating Rate Note due 2003               $    787,500        6/12/96            779,704       787,500       787,500
 10% Senior Secured Note due 2003                         $    787,500        6/12/96            766,710       787,500       786,319
 12% Subordinated Secured Note due 2006                   $  1,350,000        6/12/96          1,327,320     1,147,247     1,437,210
 Warrant, exercisable until 2006, to purchase               3,553 shs.        6/12/96                 36       225,000            36
 common stock at $.0l per share (B)                                                       --------------   -----------  ------------
                                                                                               3,274,801     3,352,247     3,416,065
                                                                                          --------------   -----------  ------------

Intermetrics, Inc.
A provider of software systems, services and
products to a variety of information technology
users.
 Senior Floating Rate Revolving Credit Note               $    384,000        5/30/97            384,000       384,000       384,000
 due 2001
 Senior Floating Rate Revolving Term Note                 $  1,332,143        8/31/95          1,320,881     1,332,143     1,332,143
 due 2002
 13% Senior Subordinated Note due 2002                    $    799,318        8/31/95            813,520       718,341       844,639
 Class A Common Stock (B)                                   2,941 shs.        8/31/95             13,789        18,384           365
 Class B Common Stock (B)                                   8,134 shs.        8/31/95             38,173        50,837         1,009
 Warrant, exercisable until 2007 to purchase               21,176 shs.        8/31/95              2,118       104,000         2,456
 Class D common stock at $.0l per share (B)                                               --------------   -----------  ------------
                                                                                               2,572,481     2,607,705     2,564,612
                                                                                          --------------   -----------  ------------
Jackson Products, Inc.
Manufactures and distributes a variety of industrial
and highway safety products.
 12.25% Senior Subordinated Note due 2004                 $  1,971,000        8/16/95          1,971,000     1,933,433     2,063,243
 13.25% Cumulative Exchangeable Preferred Stock                99 shs.        8/16/95            985,500       823,332       864,252
 Common Stock (B)                                             434 shs.        8/16/95             43,426        43,426        39,083
 Warrant, exercisable until 2005, to purchase               1,999 shs.        8/16/95            199,735       199,735         1,999
 common stock at $.0l per share (B)                                                       --------------   -----------  ------------
                                                                                               3,199,661     2,999,926     2,968,577
                                                                                          --------------   -----------  ------------

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                        Shares, Units,
                                                         Warrants or                   Fair Value                   Fair Value
                                                          Principal    Acquisition    at Acquisition    Cost       at 12/31/97
Corporate Restricted Securities: (A) (Continued)            Amount         Date            Date       (Note 2B)     (Note 2A)
                                                        -------------- -----------    --------------  ---------    -----------
Kappler Safety Group, Inc.
A manufacturer of protective apparel for the
industrial/safety, clean room and healthcare markets.
 13% Senior Subordinated Note due 2004                   $   3,333,000    12/2/96      $3,383,995    $3,041,337    $3,425,991
 Warrant, exercisable until 2004, to purchase              57,418 shs.    12/2/96          57,418       333,300        72,576
 common stock at $.0l per share (B)                                                    ----------    ----------    ----------
                                                                                        3,441,413     3,374,637     3,498,567
                                                                                       ----------    ----------    ----------
Latin Communications Group
An operator of Spanish-language media in North
America.
 Common Stock (B)                                          88,438 shs.    *               628,945       812,504       884,380
                                                                                       ----------    ----------    ----------

Lloyd's Barbecue Company
A manufacturer and marketer of packaged barbecue
meats and related products.
 18% Senior Subordinated Note due 2006                   $   1,627,500    9/30/97       1,627,500     1,627,500     1,725,150
 Membership Interests of LFPI Mainstreet (B)               18,725 uts.    9/30/97       1,870,300     1,872,742     1,685,250
                                                                                      -----------    ----------    ----------
                                                                                        3,497,800     3,500,242     3,410,400
                                                                                      -----------    ----------    ----------
Louis Dreyfus Natural Gas Corporation -- A.S.E
An independent oil and gas company engaged
principally in the acquisition, development and
management of oil and gas properties.
 Warrant, exercisable until 2004, to purchase             103,342 shs.   12/27/91          49,714        38,712       255,255
                                                                                       ----------    ----------    ----------
 common stock at $187.81 per share (B)

Maloney Industries, Inc.
Engineers and manufactures process systems for
the oil and gas industry.
 13% Subordinated Note due 2004                          $   2,025,000    10/26/95      2,378,250     2,025,000     2,212,110
 Limited Partnership Interests (B)                            568 uts.    10/20/95        506,250       677,832       296,777
 Warrant, exercisable until 2004, to purchase                 297 uts.    10/26/95            297          --         155,022
                                                                                       ----------    ----------    ----------
Limited Partnership Interests at $.0l per unit (B)                                      2,884,797     2,702,832     2,663,909
                                                                                       ----------    ----------    ----------

Maxtec International Corp.
A manufacturer and distributor of precision test and
measurement equipment and overhead crane control
systems.
 Senior Floating Rate Revolving Credit                   $     461,538    6/28/95         461,538       461,538       461,538
 Facility due 2001
 Common Stock (B)                                          76,923 shs.    6/28/95         192,115       230,769       207,692
 Warrant, exercisable from 1998 until 2005, to             39,563 shs.    6/28/95          98,581       171,429        39,563
 purchase common stock at $.0l per share (B)                                           ----------    ----------    ----------
                                                                                          752,234       863,736       708,793
                                                                                       ----------    ----------    ----------
Mercury Computer Systems. Inc.
A designer, manufacturer and marketer of computer
systems.
 Common Stock (B)                                         500,000 shs.    12/21/87      1,487,870     1,500,000     1,624,500
                                                                                       ----------    ----------    ----------

N2K, Inc. -- O.T.C
A music entertainment company which uses the
internet as a global platform for the promoting and
merchandising of music and related merchandise.
Warrant, exercisable until 2004, to purchase               27,777 shs.    8/6/97              278             --       65,637
common stock at $12 per share (B)                                                      ----------    -----------   ----------

*2/14/95, 12/1/95 and 2/27/96.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF IN VESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1997


                                                        Shares, Units,
                                                         Warrants or                   Fair Value                     Fair Value
                                                          Principal    Acquisition    at Acquisition     Cost         at 12/31/97
Corporate Restricted Securities: (A) (Continued)          Amount           Date            Date       (Note 2B)       (Note 2A)
                                                       --------------  -----------    --------------  ---------      -------------
Nu Horizons Electronics Corp. -- O.T.C.
A distributor of high technology active and passive
electronic devices.
 8.25% Convertible Subordinated Note due                $   1,411,800    8/31/94       $1,425,918    $1,411,800       $1,516,414
 2002, convertible into common stock at $9                                             ----------    ----------       ----------
 per share

PAR Acquisition Corp.
A manufacturer of fuel handling systems for nuclear
power plants and hazardous waste.
 14.5% Senior Subordinated Note due 2000                $     833,333     2/5/93          832,000       833,333          855,500
 8% Convertible Preferred Stock due 2001,                 83,333 shs.     2/5/93          166,667       166,667          161,917
 convertible into common stock at $2 per share
 Common Stock (B)                                        133,333 shs.     2/5/93          333,333       333,333          213,333
                                                                                       ----------    ----------       ----------
                                                                                        1,332,000     1,333,333        1,230,750
                                                                                       ----------    ----------       ----------
Pharmaceutical Buyers. Inc.
A group purchasing organization which specializes in
arranging and negotiating contracts for the purchase
of pharmaceutical goods and medical equipment.
 10.5% Senior Secured Note due 2005                     $     817,500   11/30/95          851,917       817,500          862,299
 10.5% Senior Secured Convertible Note due              $     195,000   11/30/95          205,335       195,000          222,359
 2005, convertible into common stock at
 $50,000 per share
 Common Stock                                                  7 shs.   11/30/95          253,125       337,500          210,209
                                                                                       ----------    ----------       ----------
                                                                                        1,310,377     1,350,000        1,294,867
                                                                                       ----------    ----------       ----------
Piedmont Holding, Inc.
A general aviation fixed based operator with
repair, maintenance and overhaul certification.
 12% Senior Subordinated Note due 2001                  $   2,171,426    7/15/92        2,189,232     2,171,426        2,252,855
 Senior Redeemable Cumulative Preferred Stock            281,939 shs.    7/15/92          281,939       281,939          281,939
 Common Stock (B)                                          3,771 shs.    7/15/92            2,564         3,771           66,973
 Warrant, exercisable until 2001, to purchase              5,042 shs.    7/15/92            3,227          --             89,344
 common stock at $.05 per share (B)                                                    ----------    ----------       ----------
                                                                                        2,476,962     2,457,136        2,691,111
                                                                                       ----------    ----------       ----------
Plastipak Packaging, Inc.
A manufacturer of plastic containers.
 10.64% Senior Subordinated Note due 2006               $   3,500,000   10/25/96        3,403,750     3,416,957        3,557,750
 Warrant, exercisable until 2006, to purchase                 97 shs.   10/25/96           55,593        93,625           62,195
 common stock at $.0l per share (B)                                                    ----------    ----------       ----------
                                                                                        3,459,343     3,510,582        3,619,945
                                                                                       ----------    ----------       ----------
Precision Dynamics, Inc.
A manufacturer of custom-designed solenoid valves
and controls.
 Senior Secured floating Rate Revolving                 $     619,400    7/22/96          613,268       619,400          614,197
 Credit Facility due 2003
 Senior Secured floating Rate Term Note                 $   2,804,566    7/22/96        2,777,082     2,804,566        2,783,532
 due 2003
 12% Senior Secured Term Note due 2004                  $     489,000    7/22/96          482,545       401,684          505,528
 8% Preferred Stock                                          232 shs.    7/22/96          220,231       231,822          189,136
 Common Stock (B)                                            599 shs.    7/22/96           21,699        28,978           19,907
 Warrant, exercisable until 2004, to purchase                322 shs.    7/22/96                3        97,800           10,715
 common stock at $.0l per share (B)                                                    ----------    ----------       ----------
                                                                                        4,114,828     4,184,250        4,123,015
                                                                                       ----------    ----------       ----------
Process Chemicals, LLC
A platform company used by C3 Chemical Ventures
to acquire specialty chemical and mineral companies.
 6% Redeemable Preferred Membership Interests             20,000 int.    7/31/97        1,967,600     1,990,215        1,991,600
 Common Membership Interests                                   9 int.    7/31/97               23            25               23
                                                                                       ----------    ----------       ----------
                                                                                        1,967,623     1,990,240        1,991,623
                                                                                       ----------    ----------       ----------

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
SCHEDULE OF IN VESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                               Shares, Units,
                                                                Warrants or                  Fair Value                   Fair Value
                                                                 Principal    Acquisition  at Acquisition     Cost       at 12/31/97
Corporate Restricted Securities: (A) (Continued)                   Amount         Date          Date        (Note 2B)     (Note 2A)
                                                                ----------    -----------   ----------     ----------     ----------
Protein Genetics, Inc.
A producer of bovine artificial insemination
products, related breeding and healthcare products
and specialty genetics sold to the dairy and
beef industries
 11.67% Senior Secured Note due 2004                            $1,200,000     8/12/94      $1,184,160     $1,200,000     $1,035,840
 11.51% Junior Secured Note due 1999                            $  600,000     8/12/94         587,280        600,000        511,200
 9.8% Redeemable Exchangeable Preferred Stock                  10,000 shs.     8/12/94         847,900      1,000,000        432,500
 Common Stock (B)                                               1,492 shs.     8/12/94              15           --               12
                                                                                            ----------     ----------     ----------
                                                                                             2,619,355      2,800,000      1,979,552
                                                                                            ----------     ----------     ----------
RailTex, Inc. -- O.T.C
An operator of short-line railroads in the Midwest,
West and Canada
 12% Subordinated Note due 2002                                 $1,500,000     2/16/93       1,599,150      1,500,000      1,660,050
 Common Stock (B)                                               35,500 shs.    2/16/93         340,800        340,800        482,694
                                                                                            ----------     ----------     ----------
                                                                                             1,939,950      1,840,800      2,142,744
                                                                                            ----------     ----------     ----------
Rent-Way, Inc. -- O.T.C
Operates rent-to-own stores in Ohio, Pennsylvania
and New York
 Common Stock(B)                                                201,207 shs.   7/18/95       1,991,220      2,000,000      3,536,213
 Warrant, exercisable until 2002, to purchase                    20,000 shs.   7/18/95             200           --          170,740
 common stock at $9.94 per share (B)
                                                                                            ----------     ----------     ----------
                                                                                             1,991,420      2,000,000      3,706,953
                                                                                            ----------     ----------     ----------
Sequentia, Inc.
A manufacturer and distributor of fiberglass
reinforced panels used in commercial, industrial
and residential applications
 12% Subordinated Note due 2004                                   $2,281,400  12/14/95       2,418,284      1,874,210      2,356,230
 Limited Partnership Interests of KS                              7,186 uts.  12/14/95         538,950        718,741        646,740
 Holdings, L.P. (B)
 Warrant, exercisable until 2004, to purchase                     5,449 uts.  12/14/95           5,449        479,094          2,724
 Limited Partnership Interests of KS Holdings, L.P.
 at $.0l per unit (B)
                                                                                            ----------     ----------     ----------
                                                                                             2,962,683      3,072,045      3,005,694
                                                                                            ----------     ----------     ----------

Star International, Inc.
A manufacturer of commercial cooking appliances
 9.65% Senior Secured Note due 2004                               $1,531,343   5/27/94       1,531,343      1,531,343      1,550,332
 10.5% Subordinated Note due 2004                                 $  716,418   5/27/94         716,418        716,418        717,206
 Common Stock (B)                                                 4,310 shs.   5/27/94         259,735        259,735         80,981
 Warrant, exercisable until 2004, to purchase                     3,224 shs.   5/27/94              32           --           60,547
 common stock at $.0l per share (B)
                                                                                            ----------     ----------     ----------
                                                                                             2,507,528      2,507,496      2,409,066
                                                                                            ----------     ----------     ----------
Supreme industries. Inc. -- A.S.E
A manufacturer of modular homes and truck bodies
 Common Stock (B)                                               556,317 shs.         *       1,272,467      1,248,341      4,506,168
 Common Stock of TGC Industries, Inc. (B)                        19,082 shs.   9/30/86           9,497          9,497         15,208
                                                                                            ----------     ----------     ----------
                                                                                             1,281,964      1,257,838      4,521,376
                                                                                            ----------     ----------     ----------

Swing N'Slide Corporation -- A.S.E
A manufacturer and distributor of home
playground equipment and accessories
 12% Subordinated Note due 2005                                   $3,125,000   3/13/97       2,585,000      2,482,175      2,781,562
 Limited Partnership Interests of Green Grass                    81,548 uts.   3/13/97         293,573        447,561        260,954
 Capital II, LLC (B)
 Warrant, exercisable until 2005, to purchase                   148,044 uts.   3/13/97         531,774        680,722        472,556
 Limited Partnership Interests of Green Grass
 Capital II, LLC at $.0l per unit (B)
                                                                                            ----------     ----------     ----------
                                                                                             3,410,347      3,610,458      3,515,072
                                                                                            ----------     ----------     ----------

*5/23/79, 12/15/95 and 6/9/96.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                                 Shares, Units,
                                                                  Warrants or                  Fair Value                 Fair Value
                                                                   Principal     Acquisition at Acquisition    Cost      at 12/31/97
Corporate Restricted Securities: (A) (Continued)                     Amount         Date         Date        (Note 2B)    (Note 2A)
                                                                  ------------     -------    ----------    ----------    ----------
TACC International Corporation
A leading domestic manufacturer of adhesives and
sealants in the building and construction industries
 12.5% Subordinated Note due 2005                                 $  1,750,000     8/8/97     $1,699,075    $1,707,676    $1,739,150
 8% Convertible Redeemable Preferred Stock                          8,244 shs.     8/8/97      1,695,225     1,750,000     1,750,000
 Warrant, exercisable until 2005, to purchase                       1,560 shs.     8/8/97             16        43,898            16
 common stock at $.0l per share (B)
                                                                                              ----------    ----------    ----------
                                                                                               3,394,316     3,501,574     3,489,166
                                                                                              ----------    ----------    ----------
Tidewater Holdings, Inc.
An operator of a barge transportation line on the
Columbia/Snake River system
 12.5% Senior Subordinated Note due 2006                        $    2,380,000    7/25/96      2,388,092     2,334,464     2,523,990
 Convertible Preferred Stock, convertible into                      1,120 shs.    7/25/96      1,008,000     1,120,000     1,008,000
 common stock at $1,000 per share (B)
 Warrant, exercisable until 2008, to purchase                         474 shs.    7/25/96             43        48,216            43
 common stock at $.0l per share (B)
                                                                                              ----------    ----------    ----------
                                                                                               3,396,135     3,502,680     3,532,033
                                                                                              ----------    ----------    ----------
TransMontaigne Oil Company -- A.S.E
An independent petroleum products marketing
company
 12.75% Senior Subordinated Debenture due                       $    1,200,000    3/28/91      1,274,280     1,183,408     1,291,080
 2000
 Common Stock (B)                                               $ 258,720 shs.          *        400,000       798,595     3,298,680
 Warrant, exercisable until 2001, to purchase                      74,606 shs.    3/28/91          7,461        42,000       680,407
 common stock at $3.60 per share (B)
                                                                                              ----------    ----------    ----------
                                                                                               1,681,741     2,024,003     5,270,167
                                                                                              ----------    ----------    ----------
Trend Plastics, Inc.
A manufacturer and assembler of plastic injection
molded parts
 12% Subordinated Note due 2005                                 $    2,513,500    3/21/97      2,592,675     2,510,371     2,672,605
 Limited Partnership Interests of Riverside V                       5,359 uts.         **        655,759       591,555       655,760
 Holding Company L.P.
 Limited Partnership Interests of Riverside V-A                    11,467 uts.         **      1,485,581     1,265,169     1,485,578
 Holding Company L.P.
 Warrant, exercisable until 2005, to purchase                       3,129 uts.    3/21/97          3,129         3,129         3,129
 Limited Partnership Interests at $.0l per unit (B)
                                                                                              ----------    ----------    ----------
                                                                                               4,737,144     4,370,224     4,817,072
                                                                                              ----------    ----------    ----------
Truseal Technologies, Inc.
A manufacturer of sealant systems for the North
American window and door market
 12.25% Senior Subordinated Note due 2006                       $    2,675,000    6/23/97      2,733,315     2,309,045     2,808,750
 Limited Partnership Interests (B)                                  8,246 uts.    6/17/97        742,140       824,661       742,140
 Warrant, exercisable until 2006, to purchase                       1,258 uts.    6/23/97             13       376,932            13
 Limited Partnership Interests at $.0l per unit (B)
                                                                                              ----------    ----------    ----------
                                                                                               3,475,468     3,510,638     3,550,903
                                                                                              ----------    ----------    ----------
U.S. Netting, inc
A manufacturer of plastic netting for a wide
variety of industries
 11% Senior Secured Note due 2005                               $    1,583,548     5/3/95      1,751,087     1,583,548     1,722,425
 12% Subordinated Note due 2005                                 $      652,050     5/3/95        733,622       621,793       749,466
 Common Stock (B)                                                   4,911 shs.     5/3/95        162,652       391,230        32,295
 Warrant, exercisable until 2005, to purchase                       2,795 shs.     5/3/95         92,549        35,923        18,358
 common stock at $.0l per share (B)
                                                                                              ----------    ----------    ----------
                                                                                               2,739,910     2,632,494     2,522,544
                                                                                              ----------    ----------    ----------

* 3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.
**3/21/97, 10/16/97 and 11/19/97.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1997

                                                           Shares, Units,
                                                             Warrants or                 Fair Value                      Fair Value
                                                             Principal     Acquisition at Acquisition      Cost         at 12/31/97
Corporate Restricted Securities: (A) (Continued)               Amount         Date          Date         (Note 2B)       (Note 2A)
                                                           -------------   ----------   ------------    ------------    ------------
U.S. Silica Company
A producer of high grade industrial and specialty
ground silica sands in North America
 15% Senior Subordinated Notes due 2005                     $  2,380,317           *    $  2,527,635    $  2,380,188    $  2,570,742
 Redeemable Preferred Stock Series A (B)                     42,001 shs.    12/19/96         291,673         388,898         291,655
 Convertible Preferred Stock Series B,                       84,002 shs.    12/19/96         583,352         777,802         583,310
 convertible into Series B common stock at
 $9.26 per share (B)
 Warrant, exercisable until 2005, to purchase                 6,481 uts.    12/19/96          12,963             130           6,481
 Series A Preferred Stock and Series B
 Preferred Stock at $.0l per unit (B)
                                                                                        ------------    ------------    ------------
                                                                                           3,415,623       3,547,018       3,452,188
                                                                                        ------------    ------------    ------------
Unidata, Inc.
A manufacturer and distributor of database
management software
 11.5% Senior Subordinated Note due 2003                    $  2,500,000    12/14/95       2,538,500       2,412,228       2,393,250
 Common Stock (B)                                           125,000 shs.    12/14/95         375,000         500,000         375,000
 Warrant, exercisable until 2003, to purchase                62,500 shs.    12/14/95             625         124,250             625
 common stock at $1 per share (B)
                                                                                        ------------    ------------    ------------
                                                                                           2,914,125       3,036,478       2,768,875
                                                                                        ------------    ------------    ------------
Unipac Corporation
A manufacturer of laminated materials which are
used to seal a variety of packaging containers
  Senior Secured Floating Rate Note due 2002                $    138,047      2/9/96         136,584         138,047         138,047
  12% Senior Secured Note due 2004                          $    243,750      2/9/96         246,870         222,182         264,542
  Acquisition Line of Credit due 2002                       $    712,500     9/30/96         712,500         712,500         712,500
  Limited Partnership Interests of Riverside II                 123 uts.          **         112,407         133,232         325,241
  Holding Company L.P. (B)
  Warrant, exercisable from 2000 until 2004, to                  41 uts.      2/9/96               4          40,312         109,395
  purchase Limited Partnership Interests of
  Riverside II Holding Company L.P. at $.0l
  per unit (B)
                                                                                        ------------    ------------    ------------
                                                                                           1,208,365       1,246,273       1,549,725
                                                                                        ------------    ------------    ------------

Victory Ventures LLC
Acquires controlling or substantial interests in
other entities
  Series A Preferred Units (B)                               11,270 uts.     12/2/96           6,306          57,101         107,065
                                                                                        ------------    ------------    ------------

Vitex Packaging, Inc.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags
  Limited Partnership Interests of Riverside VI               1,222 int.    12/30/97          97,745         122,182          97,746
  Holding Company L.P.
  Limited Partnership Interests of Riverside VI-A             2,016 int.    12/30/97         161,280         201,600         161,280
                                                                                        ------------    ------------    ------------
  Holding Company L.P.                                                                       259,025         323,782         259,026
                                                                                        ------------    ------------    ------------
  Sub-Total Corporate Restricted Securities                                             $132,695,243     135,446,059     146,086,728
                                                                                        ============    ============    ============

* 12/19/96 and 2/15/97.
**2/9/96 and 9/25/96.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1997

                                                                                         Shares or                      Market Value
                                                              Interest     Due           Principal          Cost         at 12/31/97
Rule 144A Securities: (A)                                       Rate       Date           Amount          (Note 2B)        (Note 2A)
                                                              --------   --------       ----------        ---------        ---------
Bonds -- 5.08%
  American Lawyer Media                                         9.750%   12/15/07     $    350,000     $    350,000     $    355,250
  Amtran, Inc.                                                 10.500    08/01/04          600,000          600,000          627,048
  Atlantic Coast Airlines Inc.                                  8.750    01/01/07          600,000          600,000          600,000
  Atlantic Express                                             10.750    02/01/04          950,000          964,000        1,009,375
  Climachem, Inc.                                              10.750    12/01/07          300,000          300,000          309,000
  Cuddy International Corp.                                    10.750    12/01/07          800,000          788,048          806,000
  Doskocil Manufacturing Co., Inc.                             10.125    09/15/07          250,000          254,688          261,250
  McLeodUSA Incorporated                                        9.250    07/15/07          350,000          350,000          364,875
  Scovill Fastener, Inc.                                       11.250    11/30/07          500,000          500,000          510,000
  Sovereign Speciality Chemicals                                9.500    08/01/07          200,000          200,000          205,500
  Tjiwi Kima Fin Mauritius LTD                                 10.000    08/01/04          500,000          497,275          415,000
  Trans World Airlines                                         11.500    12/15/04          500,000          494,110          502,500
  Unicco Service Co.                                            9.875    10/15/07          325,000          323,472          325,000
  United Refining Company                                      10.750    06/15/07        1,750,000        1,750,000        1,841,875
  Von Hoffman Press, Inc.                                      10.375    05/15/07          380,000          382,362          406,600
  W R Carpenter North America                                  10.625    06/15/07          625,000          631,917          646,875
  Worldtex, Inc.                                                9.625    12/15/07          600,000          600,000          615,000
                                                                                      ------------     ------------     ------------

     Sub-Total Rule 144A Bonds                                                        $  9,580,000     $  9,585,872     $  9,801,148
                                                                                      ============     ============     ============
Convertible Bonds -- 5.75%
Atria Communities, Inc.                                         5.000    10/15/02     $    500,000          500,000          511,875
Continental Airlines, Inc.                                      6.750    04/15/06          600,000          557,250        1,015,764
Costco Companies, Inc.                                          0.000    08/19/17          600,000          303,606          351,528
CUC International, Inc.                                         3.000    02/15/02        1,200,000        1,200,000        1,501,128
Cymer Inc.                                                      3.500    08/06/04          375,000          377,500          281,726
Family Golf Centers, Inc.                                       5.750    10/15/04          300,000          300,000          318,960
Garnet Resources Corporation                                    9.500    12/21/98          500,000          500,000           50,000
Grand Metropolitan PLC                                          6.500    01/31/00          400,000          400,000          555,888
Halter Marine                                                   4.500    09/15/04          150,000          150,000          165,162
Kellstorm Industries, Inc.                                      5.750    10/15/02          350,000          350,000          383,124
Key Energy Group                                                5.000    09/15/04        1,000,000        1,000,000          857,500
Mark IV Industries                                              4.750    11/01/04          750,000          711,875          697,500
Omnicom, Inc.                                                   2.250    01/06/13          150,000          150,000          158,062
Roche Holdings, Inc.                                            0.000    05/06/12        2,850,000        1,158,424        1,314,562
Scholastic Corp.                                                5.000    08/15/05          650,000          528,125          576,062
Smartalk Teleservices                                           5.750    09/15/04          600,000          600,000          640,194
Tel-Save                                                        4.500    09/15/02        1,300,000        1,288,750        1,258,595
Thermo Electron Corporation                                     4.250    01/01/03          250,000          250,000          311,250
Tower Automotive, Inc.                                          5.000    08/01/04          140,000          140,000          145,349
                                                                                      ------------     ------------     ------------

     Sub-Total Rule 144A Convertible Bonds                                            $ 12,665,000     $ 10,465,530     $ 11,094,229
                                                                                      ============     ============     ============
Convertible Preferred Stock -- 1.74%
  D T Industries                                                                            40,000        2,000,000       2,190,000
  Newell Financial Trust                                                                    20,250        1,012,500       1,063,125
  Trans World Airlines                                                                       1,500           75,000         100,500
                                                                                                       ------------     ------------

     Sub-Total Rule 144A Convertible Preferred Stock                                                      3,087,500       3,353,625
                                                                                                       ------------     ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1997

                                                                                        Shares or                      Market Value
                                                           Interest       Due           Principal          Cost        at 12/31/97
Rule 144A Securities: (A) (Continued)                        Rate         Date          Amount           (Note 2B)      (Note 2A)
                                                        ------------   ---------     -------------       -----------   -----------
Preferred Stock -- .04%
Jordan Telecom Products                                                                        700        $   70,000     $   69,300
                                                                                                         -----------    -----------

  Sub-Total Rule 144A Preferred Stock                                                                         70,000         69,300
                                                                                                         -----------    -----------

Total Rule 144A Securities                                                                                23,208,902     24,318,302
                                                                                                         -----------    -----------

Total Corporate Restricted Securities                                                                    158,654,961    170,405,030
                                                                                                         -----------    -----------

Corporate Public Securities:
Bonds -- 13.04%
  Advanced Micro Devices                                     11.000%      08/01/03     $   400,000           424,000        428,000
  Aearo Company                                              12.500       07/15/05       1,000,000         1,000,000      1,120,000
  Amphenol Corporation                                        9.875       05/15/07         400,000           400,000        424,000
  Anchor Advanced Products                                   11.750       04/01/04         410,000           413,000        430,500
  Aurora Foods, Inc.                                          9.875       02/15/07         900,000           922,500        945,000
  Callon Petroleum Company                                   10.125       09/15/02         500,000           497,120        500,000
  Central Rents, Inc.                                        12.875       12/15/03       1,255,000         1,187,475      1,273,825
  Chesapeake Energy Corporation                               8.500       03/15/12         500,000           459,812        497,500
  Continental Airlines, Inc.                                  9.500       12/15/01         750,000           750,000        787,500
  Dawson Production Services                                  9.375       02/01/07         850,000           867,938        895,688
  DecisionOne Corporation                                     9.750       08/01/07         175,000           175,000        180,250
  Decorative Home Accents, Inc.                              13.000       06/30/02         700,000           700,000        175,000
  Florist Transworld Delivery, Inc.                          14.000       12/15/01       1,475,000         1,457,376      1,640,938
  Great American Cookie Co.                                  10.875       01/15/01       1,385,000         1,367,500      1,416,162
  Hosiery Corporation of America                             13.750       08/01/02       1,000,000           987,800      1,080,000
  I C N Pharmaceuticals, Inc.                                 9.250       08/15/05         400,000           400,000        422,000
  Indah Kiat International Corporation                       11.875       06/15/02       1,000,000         1,000,000        955,000
  International Wire Group, Inc.                             11.750       06/01/05         550,000           598,125        602,250
  International Wire Group, Inc.                             11.750       06/01/05         750,000           750,000        821,250
  Jordan Industries, Inc.                                    10.375       08/01/07         500,000           500,000        506,250
  Jordan Telecom Products                                     9.875       08/01/07       1,150,000         1,139,907      1,184,500
  Key Plastics, Inc.                                         14.000       11/15/99         750,000           760,462        817,500
  L-3 Corporation                                            10.375       05/01/07         450,000           450,000        487,125
  Neenah Corporation                                         11.125       05/01/07         300,000           300,000        328,500
  Northwest Airlines Corp.                                   10.150       01/02/05         609,694           609,694        661,188
  Northwest Airlines Corp.                                   12.092       12/31/00         331,554           343,987        339,842
  Parker Drilling Corporation                                 9.750       11/15/06         750,000           744,112        804,375
  Pierce Leahy Corp.                                          9.125       07/15/07         175,000           175,000        181,125
  Remington Products Company                                 11.000       05/15/06         600,000           595,506        516,000
  Scotsman Group, Inc.                                        8.625       12/15/07         150,000           149,598        150,562
  Speedway Motorsports, Inc.                                  8.500       08/15/07         275,000           274,252        280,500
  Spinnaker Industries                                       10.750       10/15/06         250,000           252,812        255,000
  Sun Media Corporation                                       9.500       05/15/07         100,000            99,206        107,000
  Sun Media Corporation                                       9.500       02/15/07         575,000           586,188        615,250
  Telex Communications, Inc.                                 10.500       05/01/07       1,150,000         1,162,938      1,132,750
  Therma-Wave, Inc.                                          10.625       05/15/04         450,000           457,500        477,000
  Trans-Resources, Inc.                                      11.875       07/01/02       1,000,000         1,032,500      1,067,500
  Wavetek Corporation                                        10.125       06/15/07         130,000           130,000        134,550
  Williams Scotsman, Inc.                                     9.875       06/01/07         500,000           500,000        515,000
                                                                                       -----------       -----------    -----------
  Total Bonds                                                                          $24,596,248        24,621,308     25,156,380
                                                                                       ===========       ===========    ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                                                       Shares or                   Market Value
                                                           Interest       Due          Principal        Cost       at 12/31/97
Corporate Public Securities: (Continued)                     Rate         Date          Amount        (Note 2B)     (Note 2A)
                                                         ------------   --------     ------------    -----------  --------------

Common Stock -- 9.88%
  4Health Inc. (B)                                                                         27,000    $    151,000  $    138,375
  American Country Holdings, Inc. (B)                                                     405,590         760,889       734,930
  American Skiing Corp. (B)                                                                35,000         630,000       520,625
  AMF Bowling, Inc. (B)                                                                    33,600         655,200       840,000
  Atlas Air, Inc. (B)                                                                       5,800         117,450       139,200
  Avis Rent A Car, Inc. (B)                                                                 3,850          65,450       122,957
  Benson Petroleum, LTD. (B)                                                              200,000         154,408       209,800
  Central Rents, Inc.                                                                       1,880          67,856        94,000
  Collins & Aikman Corporation (B)                                                         40,200         240,834       346,725
  Computer Horizons Corporation (B)                                                         2,900          77,374       131,950
  Conning Corporation (B)                                                                  28,000         378,000       469,000
  Corporate Express                                                                        24,193              34       311,490
  Correctional Services, Inc. (B)                                                           9,553          53,206        99,705
  Dawson Production Services (B)                                                           45,242         570,064       786,080
  Dril-Quip, Inc. (B)                                                                       1,750          42,000        61,469
  Echostar Communications (B)                                                              11,670         227,565       195,472
  Edutrek International (B)                                                                 1,750          24,500        45,500
  ESG RE Limited (B)                                                                       53,200       1,064,000     1,250,200
  Excalibur Technologies Corp. (B)                                                         23,334         230,210       199,786
  Florida Panthers Holdings, Inc. (B)                                                      45,502         870,380       784,910
  Florist Transworld Delivery, Inc. (B)                                                    14,686          41,258       146,860
  Friendly Ice Cream Corporation (B)                                                       70,000       1,260,000       813,750
  General Chemical Group, Inc.                                                              7,000         180,002       187,250
  GTech Holdings Corporation (B)                                                           24,500         704,375       782,456
  Herley Industries, Inc. (B)                                                              23,334         280,008       281,455
  Hosiery Corporation of America (B)                                                        1,000              --        70,000
  International Home Foods, Inc. (B)                                                       35,000         700,000       980,000
  Ivex Packaging Corporation (B)                                                           28,000         448,000       672,000
  J. D. Edwards & Company (B)                                                               3,500          80,500       103,250
  King World Productions (B)                                                               17,400         848,522     1,004,850
  LCS Industries, Inc.                                                                     35,000         546,831       507,500
  Marker International (B)                                                                 70,000         437,500       280,000
  Mediq Incorporated (B)                                                                  150,000         574,147     1,668,750
  N2K, Inc. (B)                                                                            42,000         798,000       614,250
  NextLink Communications, Inc. (B)                                                        16,100         273,700       343,123
  Petersen Companies, Inc. (B)                                                              2,800          49,000        64,400
  Princeton Video Image, Inc. (B)                                                          70,000         490,000       656,250
  Red Roof Inns, Inc. (B)                                                                  45,200         640,992       692,102
  Republic Industries, Inc. (B)                                                            35,000         859,688       815,920
  Staffing Resources, Inc. (B)                                                            105,000         577,500       840,000
  USA Floral Products, Inc. (B)                                                             1,755          22,815        27,641
                                                                                                     ------------   -----------
Total Common Stock                                                                                   $ 16,193,258    19,033,981
                                                                                                     ------------   -----------

Convertible Bonds -- 4.28%
Continental Airlines                                        6.750%    04/15/06         $  400,000    $    371,000       677,177
Dura Pharmaceuticals                                        3.500     07/15/02            590,000         597,031       660,293
Hilton Hotels                                               5.000     05/15/06          1,385,000       1,385,000     1,540,909
Home Depot, Inc.                                            3.250     10/01/01            675,000         669,312       886,781
Level One Communications                                    4.000     09/01/04            280,000         251,650       264,600
Loews Corp.                                                 3.125     09/15/07          1,200,000       1,200,000     1,206,876
Reptron Electronics Inc.                                    6.750     08/01/04            200,000         200,000       147,750
Savoy Pictures Entertainment                                7.000     07/01/03          1,250,000       1,287,500     1,151,562
US Filtor Corporation                                       4.500     12/15/01            800,000         800,000       812,000
USA Waste Services, Inc.                                    4.000     02/01/02            475,000         475,000       524,875
World Color Press, Inc.                                     6.000     10/01/07            400,000         400,000       384,000
                                                                                       ----------      ----------    ----------
Total Convertible Bonds                                                                $7,655,000       7,636,493     8,256,823
                                                                                       ==========      ----------    ----------

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1997

                                                                                        Shares,
                                                           Yield/                      Warrants or                  Market Value
                                                          Interest        Due           Principal       Cost         at 12/31/97
Corporate Public Securities: (Continued)                    Rate          Date            Amount      (Note 2B)       (Note 2A)
                                                        -----------     --------     --------------  -----------   ---------------
Convertible Preferred Stock -- 0.14%
Sinclair Broadcasting Group, Inc. (B)                                                      4,750      $  237,500    $    271,938
                                                                                                      ----------    ------------
Total Convertible Preferred Stock                                                                        237,500         271,938
                                                                                                      ----------    ------------
Warrants -- 0.09%
American Country Holdings Inc. (B)                                                       183,117          45,779         143,014
Herley Industries, Inc. (B)                                                               23,334           2,333          37,918
                                                                                                      ----------    ------------
Total Warrants                                                                                            48,112         180,932
                                                                                                      ----------    ------------
Total Corporate Public Securities                                                                     48,736,671      52,900,054
                                                                                                      ----------    ------------

Short-Term Securities:

Commercial Paper -- 1.44%
Maytag Corporation                                       7.102%          1/2/98    $   2,500,000       2,499,507       2,499,507
Public Service Company of Colorado                       7.052           1/2/98          282,000         281,945         281,945
                                                                                   -------------     -----------     -----------
Total Short-Term Securities                                                        $   2,782,000       2,781,452       2,781,452
                                                                                   =============     -----------     -----------
Total Investments-- 117.23%                                                                          210,173,084     226,086,536
                                                                                                     ===========     -----------
    Other Assets --   1.98                                                                                             3,810,412
    Liabilities  -- (19.21)                                                                                          (37,038,530)
                     -----                                                                                           -----------
Total Net Assets -- 100.00%                                                                                        $ 192,858,418
                    ======                                                                                        ==============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B)  Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                            INDUSTRY CLASSIFICATION

                                                                     Fair Value
                                                                     at 12/31/97
Corporate Restricted Securities:                                      (Note 2A)
                                                                   -------------
ADVERTISING - .40%
Ammirati & Puris, Inc.                                               $   617,400
Omnicom, Inc.                                                            158,062
                                                                     -----------
                                                                         775,462
                                                                     -----------
AUTO PARTS - .07%
Tower Automotive, Inc.                                                   145,349
                                                                     -----------

BEVERAGES - 1.98%
Associated Vintage Group, Inc.                                         3,630,217
Delta Beverage Group, Inc.                                               181,486
                                                                     -----------
                                                                       3,811,703
                                                                     -----------
BUILDING MATERIALS - 3.18%
Highland Homes Holdings, Inc.                                          1,606,993
Supreme Industries, Inc.                                               4,521,376
                                                                     -----------
                                                                       6,128,369
                                                                     -----------
CHEMICAL - 3.77%
AccTech, LLC                                                           3,580,120
Sovereign Speciality Chemicals                                           205,500
TACC International Corporation                                         3,489,166
                                                                     -----------
                                                                       7,274,786
                                                                     -----------
COMMUNICATIONS - 1.67%
Jordan Telecom Products                                                   69,300
Latin Communications Group                                               884,380
McLeodUSA Incorporated                                                   364,875
Smartalk Teleservices                                                    640,194
Tel-Save                                                               1,258,595
                                                                     -----------
                                                                       3,217,344
                                                                     -----------
ELECTRICAL EQUIPMENT /
ELECTRONICS - 7.82%
Catalina Lighting, Inc.                                                1,402,500
Control Devices, Inc.                                                  3,530,448
Intermetrics, Inc.                                                     2,564,612
Mercury Computer Systems, Inc.                                         1,624,500
Nu Horizons Electronics Corp.                                          1,516,414
Precision Dynamics, Inc.                                               4,123,015
Thermo Electron Corporation                                              311,250
                                                                     -----------
                                                                      15,072,739
                                                                     -----------
ENTERTAINMENT - .84%
Adventure Entertainment Corporation                                    1,619,399
                                                                     -----------


HEALTH CARE - 2.04%
Atria Communities, Inc.                                                  511,875
D&K Healthcare Resources, Inc.                                         2,112,300
Roche Holdings, Inc.                                                   1,314,562
                                                                     -----------
                                                                       3,938,737
                                                                     -----------


MANUFACTURING - INDUSTRIAL AND
CONSUMER PRODUCTS - 34.52%
Beta Brands, Inc.                                                    $ 3,611,291
C&K Manufacturing and Sales Company                                    1,790,567
Capitol Vial, Inc.                                                     3,426,763
Consumer Product Enterprises, Inc.                                     2,308,168
CUC International, Inc.                                                1,501,128
Cymer Inc.                                                               281,726
Doskocil Manufacturing Co., Inc.                                         261,250
Fleming Acquisition Corporation                                           35,522
Golden Bear Acquisition Corporation                                    3,572,047
Hartzell Manufacturing, Inc.                                           3,354,170
Hein-Werner Corp.                                                         49,323
Hudson River Capital LLC                                                 842,935
Hussey Seating Company                                                 3,416,065
Jackson Products, Inc.                                                 2,968,577
Kappler Safety Group, Inc.                                             3,498,567
Kellstorm Industries, Inc.                                               383,124
Mark IV Industries                                                       697,500
Maxtec International Corp.                                               708,793
Newell Financial Trust                                                 1,063,125
PAR Acquisition Corp.                                                  1,230,750
Plastipak Packaging, Inc.                                              3,619,945
Sequentia, Inc.                                                        3,005,694
Star International, Inc.                                               2,409,066
Swing N'Slide Corporation                                              3,515,072
Trend Plastics, Inc.                                                   4,817,072
Truseal Technologies, Inc.                                             3,550,903
U.S. Netting, Inc.                                                     2,522,544
U.S. Silica Company                                                    3,452,188
Unidata, Inc.                                                          2,768,875
Unipac Corporation                                                     1,549,725
Victory Ventures LLC                                                     107,065
Vitex Packaging, Inc.                                                    259,026
                                                                     -----------
                                                                      66,578,566
                                                                     -----------
MISCELLANEOUS - 10.20%
Climachem, Inc.                                                          309,000
Cuddy International Corp.                                                806,000
D T Industries                                                         2,190,000
Eagle Pacific Industries, Inc.                                         3,454,440
Halter Marine                                                            165,162
Key Energy Group                                                         857,500
Lloyd's Barbecue Company                                               3,410,400
N2K, Inc.                                                                 65,637
Process Chemicals, LLC                                                 1,991,623
Protein Genetics, Inc.                                                 1,979,552
Scovill Fastener, Inc.                                                   510,000
Tjiwi Kima Fin Mauritius LTD                                             415,000
United Refining Company                                                1,841,875
Von Hoffman Press, Inc.                                                  406,600
W R Carpenter North America                                              646,875
Worldtex, Inc.                                                           615,000
                                                                     -----------
                                                                      19,664,664
                                                                     -----------

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                      INDUSTRY CLASSIFICATION (Continued)

                                                                    Fair Value
                                                                    at 12/31/97
Corporate Restricted Securities: (Continued)                         (Note 2A)
                                                                   --------------
OIL AND GAS SERVICE - 6.30%
BP Prudhoe Bay Royalty Trust                                        $    420,529
Chaparral Resources, Inc.                                                 22,136
Garnet Resources Corporation                                              50,000
Hardy Oil & Gas PLC                                                    3,464,985
Louis Dreyfus Natural Gas Corporation                                    255,255
Maloney Industries, Inc.                                               2,663,909
TransMontaigne Oil Company                                             5,270,167
                                                                    ------------
                                                                      12,146,981
                                                                    ------------
PUBLISHING - .48%
American Lawyer Media                                                    355,250
Scholastic Corp.                                                         576,062
                                                                    ------------
                                                                         931,312
                                                                    ------------
RECREATIONAL SUPPLIES /
EQUIPMENT - .39%
Coast Distribution System, The                                           427,777
Family Golf Centers, Inc.                                                318,960
                                                                    ------------
                                                                         746,737
                                                                    ------------
RETAILING - 4.72%
Cains Foods, L.P.                                                   $  3,195,702
Costco Companies, Inc.                                                   351,528
Grand Metropolitan PLC                                                   555,888
Pharmaceutical Buyers Inc.                                             1,294,867
Rent-Way, Inc.                                                         3,706,953
                                                                    ------------
                                                                       9,104,938
                                                                    ------------
SERVICES - 9.98%
Amtran, Inc.                                                             627,048
Atlantic Coast Airlines Inc.                                             600,000
Atlantic Express                                                       1,009,375
Budget Group, The                                                      3,420,800
Continental Airlines, Inc.                                             1,015,764
Diversco, Inc.                                                         3,281,069
Piedmont Holding, Inc.                                                 2,691,111
RailTex, Inc.                                                          2,142,744
Tidewater Holdings, Inc.                                               3,532,033
Trans World Airlines                                                     603,000
Unicco Service Co.                                                       325,000
                                                                    ------------
                                                                      19,247,944
                                                                    ------------
Total Corporate Restricted
Securities - 88.36%                                                 $170,405,030
                                                                    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                    MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------

I.  History

    MassMutual Corporate Investors (the "Trust") is a closed-end, non-diversified investment company. Massachusetts Mutual Life Insurance Company ("MassMutual") acts as its investment adviser.

    The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust effective November 28, 1985.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Valuation of Investments:

    Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

    The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trustees. Each restricted security is valued by the Trustees as of the time of the acquisition thereof and quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; if it is a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; any changes in the financial condition and prospects of the issuers; the existence of merger proposals or tender offers affecting the issuers; and in addition any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel are relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

    When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

    The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of MassMutual. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

    The financial statements include restricted securities valued at $170,405,030 (88.36% of net assets) as of December 31, 1997 ($144,807,102 at
    December 31, 1996) whose values have been estimated by the Board of Trustees the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

    The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1997, subject to discount where appropriate, and are approved by the Trustees.

    Short-term securities with more than sixty days to maturity are valued at market and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    B. Accounting for investments:

    Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

    The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

    The Trust does not accrue income when payment is delinquent or when management believes payment is questionable.

    C. Use of Estimates:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    D. Federal Income Taxes:

    No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute such net gains.

 3. Management Fee

    Under an investment services contract, MassMutual has agreed to invest for its general account concurrently with the Trust in each restricted security purchased by the Trust. MassMutual, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. MassMutual provides a continuing review of the investment operations of the Trust. MassMutual also provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

    Under the investment services contract, as amended July 1, 1988, the Trust pays MassMutual a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1%, approximately equivalent to .25% on an annual basis.

    The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Corporate Bond Index over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the quarter ended December 31, 1997 was plus .0625%.

 4. Note Payable

    On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 5. Purchases and Sales of Investments
                                       For the year              For the year
                                       ended 12/31/97            ended 12/31/96
                                       --------------            --------------

                                                Cost of Investments Acquired
                                                ----------------------------

    Corporate restricted securities     $ 93,887,203                $ 67,144,607
    Corporate public securities           44,354,997                  58,132,257
    Short-term securities                305,257,587                 280,873,961

                                              Proceeds from Sales or Maturities
                                              ---------------------------------

    Corporate restricted securities     $ 80,553,486                $ 51,416,597
    Corporate public securities           69,121,852                  77,992,854
    Short-term securities                303,434,252                 283,413,909

    The aggregate cost of investments is the same for financial reporting and federal income tax purposes as of December 31, 1997. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1997 is $15,913,452 and consists of $30,537,482 appreciation and $14,624,030 depreciation.

    The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1996. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1996 was $11,956,440 and consisted of $26,300,472 appreciation and $14,344,032 depreciation.

 6. Quarterly Results of Investment Operations (Unaudited)

                                                                                        Per                           Per
                                                                       Amount           Share         Amount          Share
                                                                      --------        -------        -------         -------
                                                                           March 31, 1997                March 31, 1996
                                                                      -----------------------        -----------------------
    Investment income                                                 $ 4,060,824                    $ 3,739,245
    Net investment income                                               3,057,559     $ .36            2,758,149     $ .32
    Net realized and unrealized gain (loss) on investments              3,704,899       .44             (763,492)     (.09)

                                                                            June 30, 1997                  June 30, 1996
                                                                      -----------------------        -----------------------
    Investment income                                                   4,141,453                      3,735,914
    Net investment income                                               3,066,951       .36            2,701,597       .32
    Net realized and unrealized gain on investments                    14,759,526      1.73            9,604,490      1.13

                                                                         September 30, 1997             September 30, 1996
                                                                      -----------------------        -----------------------
    Investment income                                                   4,509,234                      4,098,479
    Net investment income                                               3,378,460       .40            3,083,855       .36
    Net realized and unrealized gain on investments                    14,584,447      1.71            2,196,599       .25

                                                                         December 31, 1997              December 31, 1996
                                                                      -----------------------        -----------------------
    Investment income                                                   4,222,532                      3,737,217
    Net investment income                                               3,156,358       .37            2,731,679       .32
    Net realized and unrealized loss on investments                    (8,560,338)    (1.01)          (3,197,367)     (.37)

 7. Common Shares

    On December 19, 1997, the Board of Trustees authorized a two-for-one split of the Trust's common shares effective January 20, 1998 on shares outstanding at the close of business on December 31, 1997. The stock split increased the common shares outstanding to 8,513,448 from 4,256,724. All per share amounts have been restated after giving effect to the two-for-one split of the Trust's common shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of MassMutual Corporate Investors


We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors (the "Trust") as of December 31, 1997 and 1996, including the schedule of investments as of December 31, 1997, and the related statements of operations, cash flows and changes in net assets for each of the years then ended, and the selected per-share data and ratios for the ten years in the period ended December 31, 1997. These financial statements and selected per-share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and selected per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, and were verified by examination. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 1997 and 1996, the results of its operations, its cash flows and its changes in its net assets for the years then ended, and the selected per-share data and ratios for each of the ten years in the period ended, in conformity with generally accepted accounting principles.

                                             /s/ Coopers & Lybrand L.L.P.

Springfield, Massachusetts
January 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEMBERS OF THE BOARD OF TRUSTEES                                JANUARY 30, 1998
--------------------------------------------------------------------------------


     [PHOTO OF GARY E. WENDLANDT        [PHOTO OF RICHARD G. DOOLEY
           APPEARS HERE]                       APPEARS HERE]
         Gary E. Wendlandt                   Richard G. Dooley
      Executive Vice President       Retired Executive Vice President
    and Chief Investment Officer,        and Chief Investment Officer,
       Massachusetts Mutual                  Massachusetts Mutual
      Life Insurance Company                Life Insurance Company


[PHOTO OF DONALD E. BENSON    [PHOTO OF MARSHALL D. BUTLER    [PHOTO OF MILTON
      APPEARS HERE]                   APPEARS HERE]         COOPER APPEARS HERE]
   Donald E. Benson*                Marshall D. Butler          Milton Cooper
Executive Vice President                Chairman,                 Chairman,
     and Director,                 Nitzanim AVX Kyocera       Kimco Realty Corp.
 Marquette Bancshares Inc.         Venture Capital Fund


[PHOTO OF SUMNER L. FELDBERG            [PHOTO OF DONALD GLICKMAN
        APPEARS HERE]                           APPEARS HERE]
     Sumner L. Feldberg                       Donald Glickman
Retired Chairman of the Board                     Chairman,
       Waban, Inc.                       Donald Glickman & Company, Inc.


[PHOTO OF MARTIN T. HART                [PHOTO OF JACK A. LAUGHERY
     APPEARS HERE]                           APPEARS HERE]
    Martin T. Hart*                        Jack A. Laughery
President and Director,                       Chairman,
    H Corporation                       Papa John's New England


                        *Member of the Audit Committee

--------------------------------------------------------------------------------
                            www.massmutual.com/mci
--------------------------------------------------------------------------------

Officers

Gary E. Wendlandt
Chairman

Richard G. Dooley
Vice Chairman

Stuart H. Reese
President

Robert E. Joyal
Senior Vice President

Hamline C. Wilson
Vice President &
Chief Financial Officer

Stephen L. Kuhn
Vice President &
Secretaty

John B. Joyce
Vice President

Charles C. McCobb, Jr.
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mary E. Wilson
Vice President

Raymond B. Woolson
Treasurer

Mark B. Ackerman
Comptroller

                          Dividend Reinvestment and
                              Share Purchase Plan

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

             [LOGO OF MASSMUTUAL CORPORATE INVESTORS APPEARS HERE]

             [LOGO OF MASSMUTUAL CORPORATE INVESTORS APPEARS HERE]
                        MassMutual Corporate Investors